EXHIBIT 32 Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Annual Report of Karma Media, Inc. ("Karma Media") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dominique Einhorn, President and Chief Executive Officer of Karma Media, and I, Michael C. Markwell, Principal Financial Officer of Karma Media, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Karma Media

Date: April 7, 2004

/s/ Dominique Einhorn
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Dominique Einhorn
President and Chief Executive Officer

Date: April 7, 2004

/s/ Michael C. Markwell
----------------------
Michael C. Markwell
Principal Financial Officer